                                                                                           EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                JUNE 30,
   (dollars in millions)                                                                           2000
   --------------------------------------------------------------------------------            ---------

   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................             $ 11,401
                                                                                                --------

   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
     OR DEPOSITED WITH CLEARING ORGANIZATIONS......................................                5,929
                                                                                                --------

   RECEIVABLES UNDER RESALE AGREEMENTS AND SECURITIES BORROWED TRANSACTIONS........              107,094
                                                                                                --------

   MARKETABLE INVESTMENT SECURITIES................................................               18,519
                                                                                                --------

   TRADING ASSETS, AT FAIR VALUE
   Equities and convertible debentures.............................................               28,261
   Corporate debt and preferred stock..............................................               18,165
   Contractual agreements..........................................................               17,869
   U.S. Government and agencies....................................................                8,750
   Non-U.S. governments and agencies...............................................                8,148
   Mortgages, mortgage-backed, and asset-backed....................................                8,194
   Municipals and money markets....................................................                3,191
                                                                                                --------
                                                                                                  92,578
   Securities received as collateral, net of securities pledged as collateral......               12,292
                                                                                                --------
   Total...........................................................................              104,870
                                                                                                --------

   SECURITIES PLEDGED AS COLLATERAL................................................                9,818
                                                                                                --------

   OTHER RECEIVABLES
   Customers (net of allowance for doubtful accounts of $79).......................               44,650
   Brokers and dealers.............................................................               15,638
   Interest and other..............................................................                7,497
                                                                                                --------
   Total...........................................................................               67,785
                                                                                                --------

   INVESTMENTS OF INSURANCE SUBSIDIARIES...........................................                4,002

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $171)..........               12,133

   OTHER INVESTMENTS...............................................................                3,472

   EQUIPMENT AND FACILITIES
     (net of accumulated depreciation and amortization of $4,398)..................                3,172

   GOODWILL (net of accumulated amortization of $626)..............................                4,592

   OTHER ASSETS....................................................................                2,321
                                                                                                --------

   TOTAL ASSETS....................................................................             $355,108
                                                                                                ========





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
                                                                                      EXHIBIT 99(i)


                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                           JUNE 30,
   (dollars in millions, except per share amount)                                             2000
   ------------------------------------------------------------------------------         ---------

   LIABILITIES

   PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
     LOANED TRANSACTIONS..........................................................         $ 83,613
                                                                                           --------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................            20,556
                                                                                           --------

   DEMAND AND TIME DEPOSITS......................................................            29,902
                                                                                           --------

   TRADING LIABILITIES, AT FAIR VALUE
   Contractual agreements........................................................            17,812
   Equities and convertible debentures...........................................            26,544
   U.S. Government and agencies..................................................             9,532
   Non-U.S. governments and agencies.............................................             6,766
   Corporate debt, preferred stock, and other....................................             3,804
                                                                                           --------
   Total.........................................................................            64,458
                                                                                           --------

   OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................            22,110
                                                                                           --------

   OTHER PAYABLES
   Customers.....................................................................            23,132
   Brokers and dealers...........................................................             8,872
   Interest and other............................................................            18,538
                                                                                           --------
   Total.........................................................................            50,542
                                                                                           --------

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................             3,989

   LONG-TERM BORROWINGS..........................................................            61,489
                                                                                           --------

   TOTAL LIABILITIES.............................................................           336,659
                                                                                           --------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................             2,722
                                                                                           --------

   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY................................................               425
                                                                                           --------

   COMMON STOCKHOLDERS' EQUITY
   Shares exchangeable into common stock.........................................                39
   Common stock, par value $1.33 1/3 per share;
     authorized: 1,000,000,000 shares;
     issued: 472,716,448 shares................. ................................               630
   Paid-in capital...............................................................             3,065
   Accumulated other comprehensive loss (net of tax).............................              (400)
   Retained earnings.............................................................            14,368
                                                                                           --------
                                                                                             17,702
   Less: Treasury stock, at cost:  84,320,231 shares.............................             1,407
         Employee stock transactions.............................................               993
                                                                                           --------

   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................            15,302
                                                                                           --------

   TOTAL STOCKHOLDERS' EQUITY....................................................            15,727
                                                                                           --------
   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
     SUBSIDIARIES, AND STOCKHOLDERS' EQUITY......................................          $355,108
                                                                                           ========


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